SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 31, 2006

MORTGAGEBROKERS.COM HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-49998	05-0554486
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

45 Vogell Road, Suite 101

Richmond Hill, Ontario L4B-3P6

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(416) 410-4848

(ISSUER TELEPHONE NUMBER)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01 OTHER EVENTS

On January 30, 2006, MortgageBrokers.com Holdings, Inc. (the “Company”) and RE/MAX Ontario-Atlantic Canada Inc. (“RE/MAX O-A”) entered into a 10 year License Agreement to commence on June 1, 2006 (the “Agreement”) pursuant to which the Company will provide its expertise in respect of North American mortgage finance and origination business solutions to RE/MAX O-A and its franchisees and their salespersons. Such expertise will be provided in the form of a program to be known as the “Mortgage Broker Solution.”

In consideration for this alliance, the Company will offer the Sales Associates, Franchises and the Region revenue sharing from mortgage referrals. In addition to revenue sharing, RE/MAX O-A and their network are provided the opportunity to be equity participants in the Company, through a one-time equity private placement offering (the “Offering”) of up to 6 million units at $1 per unit, each unit comprised of one share and one full warrant, each warrant convertible into one further share at an exercise price that is 30% below the 30 day moving average price of the Company shares preceding the date such warrants are exercised. One-fifth (1/5) of such warrants shall be exercisable on each anniversary date of the closing of the Offering in each of the first five years following the completion of the Offering and if not exercised within 30 days of such anniversary date shall expire.

The alliance with RE/MAX O-A provides the Company an opportunity to expand its presence across Canada as well as to other regions in the United States and Europe.

In addition, on January 31, 2006, the Company met with over 200 RE/MAX O-A sales associates and franchisees in Toronto, Canada to discuss the Company’s operations, services, and the Mortgage Broker Solution.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

99.1	License Agreement dated January 30, 2006 between Mortgagebrokers.com Holdings, Inc. and RE/MAX Ontario-Atlantic Canada, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Mortgagebrokers.com, Inc.

By: /s/ Alex Haditaghi

ALEX HADITAGHI

CEO

Dated: February 1, 2006